UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 18, 2018

AquaVenture Holdings Limited
(Exact name of registrant as specified in Charter)

British Virgin Islands	001-37903	98-1312953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

c/o Conyers Corporate Services (B.V.I.) Limited Commerce House, Wickhams Cay 1 P.O. Box 3140 Road Town British Virgin Islands VG1110 (Address of principal executive office)

(813) 855-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

EXPLANATORY NOTE

On December 18, 2018, Quench USA, Inc., a wholly-owned subsidiary of AquaVenture Holdings Limited (the “Company”), acquired all of the issued and outstanding shares of Pure Health Solutions, Inc. (“PHSI”, dba “Pure Water Technology”) from U.S. Water, LLC pursuant to a stock purchase agreement (“PHSI  Acquisition”).

This Amendment No. 1 on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by the Company on December 20, 2018 (the “Original Form 8-K”) to provide certain historical financial statements and certain pro forma financial information in connection with the AUC Acquisition, which was not available at the time of the Original Form 8-K. All of the other information in the Original Form 8-K remains unchanged. This amendment should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

The audited consolidated financial statements of PHSI and its subsidiaries as of and for the year ended December 31, 2017, including the notes related thereto and the report of independent public accounting firm thereon, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated interim financial statements of PHSI and its subsidiaries as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, including the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(d)Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of RSM US, LLP independent auditor of PHSI
99.1

Audited consolidated financial statements of PHSI and its subsidiaries as of and for the year ended December 31, 2017, including the notes related thereto and the report of independent public accounting firm thereon

99.2

Unaudited condensed consolidated interim financial statements of PHSI and its subsidiaries as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017, including the notes related thereto

99.3

Unaudited pro forma condensed combined financial information of the Company and its subsidiaries for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, including the notes related thereto

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2019	AquaVenture Holdings Limited

	By:	/s/ Lee S. Muller
Lee S. Muller
Chief Financial Officer

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